Exhibit 99.2

Disclosure in Connection with the Distribution of the Confidential Offering Memorandum and

Consent Solicitation Statement

CAPITALIZATION

The following tables sets forth the cash and cash equivalents and the capitalization of Verso and Verso Holdings as of March 31, 2014:

(1)	on a historical basis; and

(2)	on an as adjusted basis, after giving effect to the Exchange Offer Transactions (assuming 100% participation), the consummation of the Merger and the payment of expenses incurred in connection therewith.

You should read this table in conjunction with “Risk Factors,” “Summary—Summary Historical Financial Data” and “Use of Proceeds” included in the Offering Memorandum, as well as the historical consolidated financial statements and related notes incorporated by reference into the Offering Memorandum. See the section entitled “Where You Can Find Additional Information and Incorporation by Reference” located at the beginning of the Offering Memorandum for more information.

	As of March 31, 2014
	Historical Verso	As Adjusted for the Exchange Offer Transactions and the Merger
(Dollars in thousands)
Cash and cash equivalents	$4,242	$5,000

Debt:
Verso Paper Corp.
ABL Facility(1)	$60,000	$60,000
Cash Flow Facility(2)	38,000	38,000
11.75% Senior Secured Notes due 2019(3)	425,727	425,727
New 11.75% Senior Secured Notes due 2019(4)	—	650,000
11.75% Secured Notes due 2019	271,573	271,573
8.75% Second Priority Senior Secured Notes due 2019(5)	395,058	—
New Second Priority Adjustable Senior Secured Notes	—	264,825 (9)
Floating Rate Notes due 2014(6)	13,310	13,310
11 3⁄8% Senior Subordinated Notes due 2016	142,500	—
New Adjustable Senior Subordinated Notes	—	97,168 (9)
NewPage
NewPage Term Loan(7)	—	732,000
NewPage ABL Facility(8)	—	53,000
Total debt	1,346,168	2,605,603
Stockholder’s equity(10),(11):
Common stock – par value $0.01 (250,000,000 shares authorized with 53,271,772 shares issued and 53,173,708 outstanding on March 31, 2014, and with 84,000,085 shares issued and 83,902,021 shares outstanding on March 31, 2014 as adjusted)	533	839
Treasury stock – at cost (98,064 shares on March 31, 2014, and 98,064 shares on March 31, 2014 as adjusted)	(164)	(164)
Paid-in-capital	221,437	280,751
Retained deficit	(717,833)	(724,564)
Accumulated other comprehensive (loss)	(11,222)	(11,222)

Total stockholders’ deficit	(507,249)	(454,360)

Total capitalization	$838,919	$2,151,243

(1)	The ABL Facility will mature on May 4, 2017 unless, on any of the dates that is 91 days prior to the earliest scheduled maturity of any of certain of our existing indebtedness in an aggregate principal amount in excess of $100.0 million of indebtedness under such existing Floating Rate Notes or such Old Subordinated Notes, as applicable, is outstanding, in which case the ABL Facility will mature on such earlier date. The possibility of such springing maturity will be eliminated upon the consummation of the Exchange Offers and Merger. The maximum committed amount under the ABL Facility is $150.0 million, subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory. As of March 31, 2014, there was $60.0 million outstanding, $40.3 million in letters of credit issued and $32.4 million available for future borrowing. The maximum committed amount under the ABL Facility is subject to increase at our request by up to the greater of (x) $100.0 million and (y) the excess of the borrowing base over the amount of then-effective commitments at the time of such increase. The ABL Facility bears interest at a floating rate based on a spread over a base rate or a eurocurrency rate. As of March 31, 2014, the weighted average interest rate on our outstanding advances was 3.46%. See “Description of Other Indebtedness—ABL Facility.”

On January 3, 2014, in connection with the entry into the Merger Agreement, Verso Holdings entered into amendments to the ABL Facility allowing for the consummation of the Merger and the other transactions contemplated by the Merger Agreement. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $60.0 million outstanding, $40.3 million in letters of credit issued and $32.4 million available for borrowing under the ABL Facility.

(2)	The Cash Flow Facility will mature on May 4, 2017 unless, on any of the dates that is 91 days prior to the earliest scheduled maturity of certain of our existing indebtedness in an aggregate principal amount in excess of $100.0 million of indebtedness under such existing Floating Rate Notes or such Old Subordinated Notes, as applicable, is outstanding, in which case the Cash Flow Facility will mature on such earlier date. The possibility of such springing maturity will be eliminated upon the consummation of the Exchange Offers and Merger. The committed amount under the Cash Flow Facility is $50.0 million, subject to increase at our request by up to $25.0 million of incremental commitments. As of March 31, 2014, our Cash Flow Facility had $38.0 million outstanding, no letters of credit issued and $12.0 million available for future borrowing. See “Description of Other Indebtedness—Cash Flow Facility.”

On January 3, 2014, Verso Holdings entered into amendments to the Cash Flow Facility allowing for the consummation of the Merger and the other transactions contemplated by the Merger Agreement. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $38.0 million outstanding, no letters of credit issued and $12.0 million available for borrowing under the Cash Flow Facility.

(3)	These notes are recorded above at their accreted value. The face amount of these notes is $417.9 million.

(4)	In connection with the consummation of the Merger, the Issuers will issue New First Lien Notes that will rank pari passu with the existing First Lien Notes.

(5)	These notes were issued with an original issue discount and are recorded above at their accreted value. The face amount of these notes is $396.0 million.

(6)	These notes bear interest at a floating rate equal to LIBOR plus 3.75% per year. As of March 31, 2014, the interest rate on these notes was 3.99% per year.

(7)	On February 11, 2014, NewPage replaced its former term loan facility with a $750 million term loan facility. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $732.0 million outstanding under the NewPage Term Loan Facility.

(8)	On February 11, 2014, NewPage replaced its former $350 million asset-based loan facility with the NewPage ABL Facility. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $53.0 million outstanding under the NewPage ABL Facility.

(9)	These notes are included above at their par value after giving effect to the Merger, and are not shown in accordance with GAAP as reflected in the GAAP Pro Forma Financial Statements. The “Adjusted for Exchange Offer Transactions” column and “As Further Adjusted for the Merger” column assumes a 100% participation rate in the Second Lien Notes Exchange Offer and the Subordinated Notes Exchange Offer.

(10)	The “Historical” column reflects the historical Stockholder’s equity of Verso only.

(11)	The “As Adjusted for the Merger” column reflects the historical Member’s equity of Verso Holdings adjusted for expected expenses related to the Exchange Offer Transactions of $6.7 million in retained earnings and cash plus the stock value issued by Verso of $0.3 million in Common Stock and $59.3 million in Paid-in-capital, the debt incurred in connection with the Merger and the Exchange Offer Transactions at par value. Retained earnings include the Exchange Offer Transactions fees.

	As of March 31, 2014
	Historical Verso Holdings	As Adjusted for the Exchange Offer Transactions and the Merger
(Dollars in thousands)
Cash and cash equivalents	$4,242	$5,000

Debt:
Verso Paper Holdings LLC
ABL Facility(1)	$60,000	$60,000
Cash Flow Facility(2)	38,000	38,000
11.75% Senior Secured Notes due 2019(3)	425,727	425,727
New 11.75% Senior Secured Notes due 2019(4)	—	650,000
11.75% Secured Notes due 2019	271,573	271,573
8.75% Second Priority Senior Secured Notes due 2019(5)	395,058	—
New Second Priority Adjustable Senior Secured Notes	—	264,825 (9)
Floating Rate Notes due 2014(6)	13,310	13,310
11 3⁄8% Senior Subordinated Notes due 2016	142,500	—
New Adjustable Senior Subordinated Notes	—	97,168 (9)
Chase NMTC Verso Investment Fund LLC
Loan from Verso Paper Finance Holdings LLC	23,305	23,305
NewPage
NewPage Term Loan (7)	—	732,000
NewPage ABL Facility (8)	—	53,000
Total debt	1,369,473	2,628,908
Member’s equity (10), (11):
Paid-in-capital	231,961	291,581
Retained deficit	(721,781)	(728,512)
Accumulated other comprehensive (loss)	(11,222)	(11,222)

Total member’s deficit	(501,042)	(448,153)

Total capitalization	$868,431	$2,180,755

(1)	The ABL Facility will mature on May 4, 2017 unless, on any of the dates that is 91 days prior to the earliest scheduled maturity of any of certain of our existing indebtedness in an aggregate principal amount in excess of $100.0 million of indebtedness under such existing Floating Rate Notes or such Old Subordinated Notes, as applicable, is outstanding, in which case the ABL Facility will mature on such earlier date. The possibility of such springing maturity will be eliminated upon the consummation of the Exchange Offers and Merger. The maximum committed amount under the ABL Facility is $150.0 million, subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory. As of March 31, 2014, there was $60.0 million outstanding, $40.3 million in letters of credit issued and $32.4 million available for future borrowing. The maximum committed amount under the ABL Facility is subject to increase at our request by up to the greater of (x) $100.0 million and (y) the excess of the borrowing base over the amount of then-effective commitments at the time of such increase. The ABL Facility bears interest at a floating rate based on a spread over a base rate or a eurocurrency rate. As of March 31, 2014, the weighted average interest rate on our outstanding advances was 3.46%. See “Description of Other Indebtedness—ABL Facility.”

On January 3, 2014, in connection with the entry into the Merger Agreement, Verso Holdings entered into amendments to the ABL Facility allowing for the consummation of the Merger and the other transactions contemplated by the Merger Agreement. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $60.0 million outstanding, $40.3 million in letters of credit issued and $32.4 million available for borrowing under the ABL Facility.

(2)

The Cash Flow Facility will mature on May 4, 2017 unless, on any of the dates that is 91 days prior to the earliest scheduled maturity of certain of our existing indebtedness in an aggregate principal amount in excess of $100.0 million of indebtedness under such existing Floating Rate Notes or such Old Subordinated Notes, as applicable, is outstanding, in which case the Cash Flow Facility will mature on such earlier date. The possibility of such springing maturity will be eliminated upon the consummation of the Exchange Offers and Merger. The committed amount under the Cash Flow Facility is $50.0 million, subject to increase at our request by up to $25.0 million of incremental commitments. As of March 31, 2014, our Cash Flow Facility had $38.0 million outstanding, no letters of credit issued and $12.0 million available for future borrowing. See “Description of Other Indebtedness—Cash Flow Facility.”

On January 3, 2014, Verso Holdings entered into amendments to our Cash Flow Facility allowing for the consummation of the Merger and the other transactions contemplated by the Merger Agreement. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $38.0 million outstanding, no letters of credit issued and $12.0 million available for borrowing under our Cash Flow Facility.

(3)	These notes are recorded above at their accreted value. The face amount of these notes is $417.9 million.

(4)	In connection with the consummation of the Merger, the Issuers will issue New First Lien Notes that will rank pari passu with the existing First Lien Notes.

(5)	These notes were issued with an original issue discount and are recorded above at their accreted value. The face amount of these notes is $396.0 million.

(6)	These notes bear interest at a floating rate equal to LIBOR plus 3.75% per year. As of March 31, 2014, the interest rate on these notes was 3.99% per year.

(7)	On February 11, 2014, NewPage replaced its former term loan facility with a $750 million term loan facility. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $732.0 million outstanding under the NewPage Term Loan Facility.

(8)	On February 11, 2014, NewPage replaced its former $350 million asset-based loan facility with the NewPage ABL Facility. As of March 31, 2014, on an as adjusted-basis after giving effect to the Exchange Offer Transactions and the Merger, there was $53.0 million outstanding under the NewPage ABL Facility.

(9)	These notes are included above at their par value after giving effect to the Merger, and are not shown in accordance with GAAP as reflected in the GAAP Pro Forma Financial Statements. The “Adjusted for Exchange Offer Transactions” column and “As Further Adjusted for the Merger” column assumes a 100% participation rate in the Second Lien Notes Exchange Offer and the Subordinated Notes Exchange Offer.

(10)	The “Historical” column reflects the historical Member’s equity of Verso Holdings only.

(11)	The “As Further Adjusted for the Merger” column reflects the historical Member’s equity of Verso Holdings adjusted for expected expenses related to the Exchange Offer Transactions of $6.7 million in retained earnings and cash plus the stock value issued by Verso of $59.6 million in Paid-in-capital, the debt incurred in connection with the Merger and the Exchange Offer Transactions at par value. Retained earnings include the Exchange Offer Transactions fees.

*     *     *

This filing contains forward-looking statements. These statements relate to future events or Verso’s and Verso Holdings’ future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include, among other things, those listed in “Risk Factors” and elsewhere in this filing. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “should,” “could,” “expects,” “intends,” “plans,” “project,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “assumption” or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in “Risk Factors” and under “Part I: Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013. These factors may cause Verso’s or Verso Holdings’ actual results to differ materially from any forward-looking statement.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this filing and, except as required under the federal securities laws and the rules and regulations of the SEC, we assume no obligation to update or revise them or to provide reasons why actual results may differ.

We do not undertake any responsibility to release publicly any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this filing. Additionally, we do not undertake any responsibility to update you on the occurrence of any unanticipated events which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this filing.